Supplement dated Aug. 26, 2024, to Statutory Prospectuses dated May 1. 2024
Prospectus Form #
Product Name	National	New York
RiverSource® Apex Variable Annuity	PRO9109_12_C01_(05/24)	PRO9110_12_C01_(05/24)
RiverSource® Vista Variable Annuity	PRO9111_12_C01_(05/24)	PRO9112_12_C01_(05/24)
RiverSource® RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)	PRO9104_12_C01_(05/24)	PRO9105_12_C01_(05/24)
RiverSource® Retirement Group Annuity Contract I	PRO9022_12_C01_(05/24)
RiverSource® Retirement Group Annuity Contract II	PRO9023_12_C01_(05/24)
This supplement updates certain information in “The Variable Account and the Funds – The Funds” section of the most recent statutory prospectus. Please retain this supplement with your latest printed prospectus for future reference. Except as modified in the supplement, all other terms and information contained in the prospectus remain in effect and unchanged.
The following is added to “The Variable Account and the Funds – The Funds”:
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Model portfolios: Your financial advisor may develop subaccount allocation recommendations based on model portfolios created by affiliated and non-affiliated model providers. Model portfolio providers have a financial interest in providing the model portfolios, although they do not receive a fee. To the extent the model portfolios favor Funds advised or sub-advised by Columbia Management or Columbia Wanger, it is more profitable for Ameriprise Financial, Inc. and its affiliates. Model portfolios do not take into account the investment objectives, financial situation, risk profile or particular needs of an individual investor. A model portfolio does not protect against the risk of loss or guarantee performance.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
SUP9109-0007_(08/24)